                          Project Reunion


                          =====================================================
                          Valuation Materials
                          July, 2000
                          =====================================================

MORGAN STANLEY DEAN WITTER

________________
Project Reunion

                Summary Valuation

                ====================================================================================================================
                Indicative Valuation of Reunion
                ($ in millions)
                --------------------------------------------------------------------------------------------------------------------
                 I. Indicative Public Market Trading Valuation
                --------------------------------------------------------------------------------------------------------------------
                   A. Equity Value Basis
                --------------------------------------------------------------------------------------------------------------------
                                                Basis   Comparables Trading Range   Relevant Multiple Range    Implied Value Range
                --------------------------------------------------------------------------------------------------------------------
                   2000E I/B/E/S Median EPS     $0.86        12.5x -   17.5 x         12.5 x -    14.5 x        $10.75 -   $12.47
                --------------------------------------------------------------------------------------------------------------------
                   2001E I/B/E/S Median EPS      1.00        11.0  -   16.0           11.0   -    13.5           11.00 -    13.50
                --------------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------------
                   2000E Management EPS         $0.80        12.5x -   17.5 x         12.5 x -    14.5 x        $10.00 -   $11.60
                --------------------------------------------------------------------------------------------------------------------
                   2001E Management EPS          0.87        11.0  -   16.0           11.0   -    13.5            9.57 -    11.75
                --------------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------------
                   2000E MSDW EPS               $0.78        12.5x -   17.5 x         12.5 x -    14.5 x         $9.78 -   $11.34
                --------------------------------------------------------------------------------------------------------------------
                   2001E MSDW EPS                0.82        11.0  -   16.0           11.0   -    13.5            9.04 -    11.10
                --------------------------------------------------------------------------------------------------------------------
                                                                          Indicative Equity Value Range         $10.00 -   $11.50
                --------------------------------------------------------------------------------------------------------------------
                   B. Aggregate Value Basis
                --------------------------------------------------------------------------------------------------------------------
                                                Basis   Comparables Trading Range   Relevant Multiple Range    Implied Value Range
                --------------------------------------------------------------------------------------------------------------------
                   LTM EBITDA                   $112          6.50x -  10.00 x         6.50 x - 8.50 x           $728 -       $952
                --------------------------------------------------------------------------------------------------------------------
                   AUM                       $66,029          1.20% -   2.50 %         1.20 % - 1.60 %           $792 -     $1,056
                --------------------------------------------------------------------------------------------------------------------
                                                                         Indicative Aggregate Value Range        $750 -     $1,000
                --------------------------------------------------------------------------------------------------------------------
                   Less Net debt (3/31/00)                                                                       $181         $181
                --------------------------------------------------------------------------------------------------------------------
                                                                         Indicative Equity Value Range           $569 -       $819
                --------------------------------------------------------------------------------------------------------------------
                                                                       Indicative Value Per Diluted Share      $11.00 -     $15.00
                --------------------------------------------------------------------------------------------------------------------
                II. Indicative Minority Squeeze-out Premium Valuation
                --------------------------------------------------------------------------------------------------------------------
                               Public Market Trading Range:     $ 10.50 -  $ 12.50
                --------------------------------------------------------------------------------------------------------------------
                                             Premium: 10.0%       11.55 -    13.75
                --------------------------------------------------------------------------------------------------------------------
                                                      20.0%       12.60 -    15.00
                --------------------------------------------------------------------------------------------------------------------
                                                      30.0%       13.65 -    16.25
                --------------------------------------------------------------------------------------------------------------------
                                                                           Indicative Reference Range          $12.50 -     $14.50
                --------------------------------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER                                                     1

_________________
Project Reunion

                  ------------------------------------------------------------------------------------------------------------------
                  Summary Valuation (cont'd)

                  ==================================================================================================================

                  ------------------------------------------------------------------------------------------------------------------
                  Indicative Valuation of Reunion (cont'd)
                  ($ in millions)

                  ------------------------------------------------------------------------------------------------------------------
                    III. Indicative Premiums Paid in Squeeze-Out Transactions
                  ------------------------------------------------------------------------------------------------------------------
                                                       Basis  Acquisition Premium Range  Relevant Premium Range  Implied Value Range
                  ------------------------------------------------------------------------------------------------------------------
                     Reunion Unaffected Share Price    $10.25     15.0%-    40.0%          20.0 % - 40.0%           $12.30 - 14.35
                  ------------------------------------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------------------------------------
                    IV. Indicative Premiums Paid in Precedent Mergers & Acquisitions
                  ------------------------------------------------------------------------------------------------------------------
                                                Basis  Acquisition Multiples Range   Relevant Multiple Range   Implied Value Range

                  ------------------------------------------------------------------------------------------------------------------
                     LTM EBITDA                    $112       10.0x -   16.0x            8.0 x - 12.0x           $896 -   $1,344
                  ------------------------------------------------------------------------------------------------------------------
                     AUM                        $66,029        1.3% -    3.5%            1.2%  -  1.5%           $792 -     $990
                  ------------------------------------------------------------------------------------------------------------------
                                                                      Indicative Aggregate Value Range           $850 -   $1,100
                  ------------------------------------------------------------------------------------------------------------------
                     Less Net debt (3/31/00, plus Earn-outs of $57.5MM Payable in 2000)                          $239       $239
                  ------------------------------------------------------------------------------------------------------------------
                                                                      Indicative Equity Value Range              $612 -     $862
                  ------------------------------------------------------------------------------------------------------------------
                                                                 Indicative Value Per Diluted Share            $11.00 -   $16.00
                  ------------------------------------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------------------------------------
                    V. Discounted Cash Flow Indicative Range
                  ------------------------------------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------------------------------------
                                                                         Indicative Reference Range               $13.50 -  $15.50
                  ------------------------------------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------------------------------------
                    VI. Indicative Reference Range
                  ------------------------------------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY DEAN WRITER                                                     2

--------------------  --------------------------------------------------------------------------------------------------------------
Project Reunion
                      --------------------------------------------------------------------------------------------------------------
                       Valuation Matrix

                       =============================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Valuation Matrix
$ in millions, except per share data

                               Premium/Discount to                                    Price as a multiple of
                     ---------------------------------------  ----------------------------------------------------------------------
Equity Value  Equity 60 Day Ave.  52-week/(1)/  52-week/(1)/  I/B/E/S Median Earnings   Management Earnings  LTM EBITDA  6/30/2000
                                                              -----------------------   -------------------
 per Share    Value  Unaffected      high          low           2000E        2001E       2000E      2001E      ($MM)    AUM ($MM)
------------------------------------------------------------------------------------------------------------------------------------
                       $10.25        $10.25         $6.31        $0.86        $1.00       $0.80      $0.87       $112     $66,029
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    $5.00      $291     (51.2) %      (51.2) %      (20.8)         5.8 x        5.0 x       6.3 x      5.7 x     4.01 %      0.68 %
------------------------------------------------------------------------------------------------------------------------------------
     6.00       349     (41.5)        (41.5)         (4.9)         7.0          6.0         7.5        6.9       4.49        0.76
------------------------------------------------------------------------------------------------------------------------------------
     7.00       407     (31.7)        (31.7)         10.9          8.1          7.0         8.8        8.0       4.97        0.84
------------------------------------------------------------------------------------------------------------------------------------
     8.00       465     (22.0)        (22.0)         26.8          9.3          8.0        10.0        9.2       5.45        0.93
------------------------------------------------------------------------------------------------------------------------------------
     9.00       524     (12.2)        (12.2)         42.6         10.5          9.0        11.3       10.3       5.93        1.01
------------------------------------------------------------------------------------------------------------------------------------
    10.00       582      (2.4)         (2.4)         58.5         11.6         10.0        12.5       11.5       6.41        1.09
------------------------------------------------------------------------------------------------------------------------------------
    11.00       640       7.3           7.3          74.3         12.8         11.0        13.8       12.6       6.89        1.17
------------------------------------------------------------------------------------------------------------------------------------
    12.00       698      17.1          17.1          90.2         14.0         12.0        15.0       13.8       7.37        1.25
------------------------------------------------------------------------------------------------------------------------------------
    13.00       756      26.8          26.8         106.0         15.1         13.0        16.3       14.9       7.85        1.33
------------------------------------------------------------------------------------------------------------------------------------
    14.00       815      36.6          36.6         121.9         16.3         14.0        17.5       16.1       8.33        1.41
------------------------------------------------------------------------------------------------------------------------------------
    15.00       873      46.3          46.3         137.7         17.4         15.0        18.8       17.2       8.81        1.50
------------------------------------------------------------------------------------------------------------------------------------
    16.00       931      56.1          56.1         153.6         18.6         16.0        20.0       18.4       9.29        1.58
------------------------------------------------------------------------------------------------------------------------------------
    17.00       989      65.9          65.9         169.4         19.8         17.0        21.3       19.5       9.76        1.66
------------------------------------------------------------------------------------------------------------------------------------
    18.00     1,047      75.6          75.6         185.3         20.9         18.0        22.5       20.7      10.24        1.74
------------------------------------------------------------------------------------------------------------------------------------
    19.00     1,105      85.4          85.4         201.1         22.1         19.0        23.8       21.8      10.72        1.82
------------------------------------------------------------------------------------------------------------------------------------
    20.00     1,164      95.1          95.1         217.0         23.3         20.0        25.0       23.0      11.20        1.90
------------------------------------------------------------------------------------------------------------------------------------

________________________
Project Reunion
--------------------------------------------------------------------------------
Selected Asset Management Transactions
--------------------------------------------------------------------------------
Selected Precedent Transactions

Asset Management
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                              Approx.         Agg    Mult.  Mult of Mult. of
   Date                 Acquiror/                 AUM      Consid       of      LTM LTM Net  % of            Business of
Announced                Target                ($ Bn)      ($ MM)  LTM Rev   EBITDA Income   AUM           Acquired Company
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   One of the largest value-oriented
                                                                                                   institutional managers in the
06/20/00  Alliance Capital/Sanford Bernstein     $86.0     $3,500.0    NA    10.9   19.4    4.1    industry. Also has large private
                                                                                                   client portfolio. Touted for its
                                                                                                   high quality investment research.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   A holding company for 41 asset
                                                                                                   managers. Primarily an
06/19/00  Old Mutual/UAM                         188.0      2,181.0   2.4     7.1   34.1    1.2    institutional manager, the
                                                                                                   majority invested in domestic
                                                                                                   equities.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Publicly traded limited
                                                                                                   partnership, the operating
                                                                                                   partnership owns 12 independent
06/16/00  Caisse des Depots et                   134.0      2,200.0   3.4    12.3   21.8    1.6    inv. management firms and six
          Cosignations/Nvest Lp                                                                    distribution and consulting
                                                                                                   firms. Primarily institutional
                                                                                                   assets.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Investment advisor to three
                                                                                                   retail mutual fund families,
06/12/00  Liberty Financial/Wanger(1)              8.8        450.0    NA      NA     NA    5.1    including the Acorn Family
                                                                                                   of Funds.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Retail mutual fund manager,
05/15/00  UniCredito/Pioneer Group                24.4      1,228.0   6.0    18.0   35.7    5.1    majority invested in domestic
                                                                                                   equities
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   6th largest mutual fund company
                                                                                                   in Canada, managing a range of 33
05/09/00  AMVESCAP/Trimark                        16.6      1,636.0   4.5    10.7   28.4    9.9    mutual funds and 23 segregated
                                                                                                   insurance funds
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Provides banking, investment
                                                                                                   banking, and asset management
04/11/00  Chase Manhattan/Fleming Holdings(2)     97.6      4,100.0    NA    19.6   31.4    4.2    services
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   JV managed non-U.S. investments
                                                                                                   for institutional clients and 13
04/11/00  T. Rowe Price/Fleming JV                21.1        780.0    NA      NA   38.6    3.7    T. Rowe Price sponsored mutual
                                                                                                   funds
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   U.K.'s fifth largest pension fund
                                                                                                   manager and seventh largest
03/30/00  Nationwide Financial/Gartmore           85.0      1,640.0    NA      NA     NA    1.9    retail manager; operations in
                                                                                                   U.S., Japan, and Germany
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   9th largest institutional
03/10/00  Legg Mason/Perigee                      14.2        208.4   7.4    12.1   22.5    1.5    investment management firm in
                                                                                                   Canada.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Manages 13 funds, including
                                                                                                   several international equity
02/29/00  ReliaStar/Lexington                      3.6         47.5   2.5    N.A.  174.0    1.3    funds, for retail investors,
                                                                                                   institutions and individuals.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Premier fixed income manager with
                                                                                                   Total Return Fund managed by Bill
11/01/99  Allianz/PIMCO (70%)                    254.6      3,216.0   5.0    16.0   22.8    1.8    Gross. Approximately 66%
                                                                                                   institutional, remainder retail
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Manages 13 funds, includings
                                                                                                   several international equity
02/29/00 ReliaStar/Lexington                       3.6         47.5   2.5    N.A.  174.0    1.3    funds, for retail investors,
                                                                                                   institutions and individuals.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Bermuda-based international asset
                                                                                                   manager serving 1100 private
09/15/99 UBS/Global Asset Management              13.9        700.0  N.A.    18.5   24.5    5.0    clients and 150 institutitional
                                                                                                   clients
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Manages, markets, and distributes
07/22/99 Reliastar/Pilgrim                         7.6        231.6   4.5     9.0   18.1    3.0    open- and closed-end mutual funds
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Strong retail and high-net worth
07/06/99 Credit Suisse/Warburg Pincus             22.0        650.0  N.A.    N.A.   N.A.    3.0    business
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Investment firm with individual
05/13/99 Wachovia/Offitbank                       11.0        203.0   4.9    22.0   43.0    1.8    clients in 39 states, Latin
                                                                                                   America, Europe, Asia
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   UK unit trust manager with
03/11/99 Prudential UK/M&G Group                  29.8      3,100.0  N.A.    N.A.   35.3   10.4    improving investment performance
------------------------------------------------------------------------------------------------------------------------------------

Notes: (1) Consideration includes a $170MM earn-out provision
       (2) Financial information is for asset management stand-alone
       (3) BOA purchased initial 50% for $150 and remaining 50% for $950MM
       (4) Based on $950 for 50%

MORGAN STANLEY DEAN WITTER                                                     4

__________________
Project Reunion      Selected Asset Management Transactions

                     Selected Precedent Transactions

                     Asset Management

                     ===========================================================

                     ---------------------------------------------------------------------------------------------------------------
                                                   Approx       Agg       Mult.     Mult of   Mult. of
                        Date         Acquiror/       AUM       Consid      of        LTM      LTM Net   % of  Business of
                     Announced        Target       ($ Bn)      ($ MM)    LTM Rev    EBITDA    Income     AUM  Acquired Company
                     ---------------------------------------------------------------------------------------------------------------
                       12/15/98 Phoenix Investment   4.4        164.0      2.8        14.6     17.7       3.7 Family of mutual funds
                                 Partners/Zweig                                                               and closed-end funds
                     ---------------------------------------------------------------------------------------------------------------
                       08/30/98 Northwestern        41.0 900.0-1200.0      N.A.  15.0-20.0      N.A.  2.2-2.9 Investment management
                                 Mutual / Frank                                                               and consulting
                                 Russell
                     ---------------------------------------------------------------------------------------------------------------
                       11/19/97 Merrill Lynch/     177.0      5,230.0      8.1        17.5     25.4       3.0 Domestic and
                                 Mercury Asset                                                                international fixed
                                 Management                                                                   income and equity
                                                                                                              fund to institutional
                                                                                                              and retail clients
                     ---------------------------------------------------------------------------------------------------------------
                       08/15/97 Affiliated           5.0        300.0      9.3        12.9     13.5       6.0 AMG will pay more than
                                 Managers Group/                                                              $100 million for 71.2%
                                 Tweedy Browne                                                                of firm owned by
                                 & Co. (71.2%)                                                                brothers Will and
                                                                                                              Chris Browneand John
                                                                                                              Spears. 30% will be
                                                                                                              held by insiders.
                     ---------------------------------------------------------------------------------------------------------------
                       08/13/97 Fleet Financial     22.0        635.0 (1)  N.A.       10.0      N.A.      2.9 68% institutional; 32%
                                 Group/ Columbia                                                              retail; 12 mut. funds,
                                 Management Co.                                                               5 with Morningstar 4
                                                                                                              star ratings
                     ---------------------------------------------------------------------------------------------------------------
                       02/14/97 PIMCO Advisors,    48.0        265.0      4.7        11.2      N.A.      1.7 A leading investment
                                 L.P./ Oppenheimer                                                           management firm,
                                 Capital                                                                     well-known for its
                                                                                                             value-based investment
                                                                                                             disciplines, primarily
                                                                                                             in equity management,
                                                                                                             serving a broad range
                                                                                                             of institutional
                                                                                                             clients, including
                                                                                                             public and private
                                                                                                             funds, foundations,
                                                                                                             endowments and
                                                                                                             individuals.
                     ---------------------------------------------------------------------------------------------------------------
                       11/14/96 Invesco PLC/        57.1     1,600.0      4.8         9.7     19.0       2.8 Manager of
                                 AIM Management                                                              Constellation and Value
                                 Group                                                                       Funds. One of the
                                                                                                             fastest growing fund
                                                                                                             groups in the U.S.
                     ---------------------------------------------------------------------------------------------------------------
                       06/24/96 Franklin            17.0       851.0 (2)  8.5        12.4     13.0       5.0 An equity mutual fund
                                 Resources, Inc./                                                            manager 100% owned by
                                 Heine Securities                                                            Michael Price
                                 Corp.
                     ---------------------------------------------------------------------------------------------------------------
                       06/24/96 Morgan Stanley      57.0     1,175.0      3.7        10.5 (3) 17.5       2.1 Investment management
                                 Group, Inc./                                                                company with the fifth
                                 VKAC Holding,                                                               largest non-
                                 Inc.                                                                        proprietary fund group
                                                                                                             sold by financial
                                                                                                             representatives
                                                                                                             nationwide.
                     ---------------------------------------------------------------------------------------------------------------
                                Mean                                      5.0        13.4     39.5       3.6
                     ---------------------------------------------------------------------------------------------------------------
                                Median                                    4.7        12.3     24.5       3.0
                     ---------------------------------------------------------------------------------------------------------------

                     Notes

                     1. Consideration includes a $170MM earn-out provision
                     2. Financial information is for asset management
                        stand-alone
                     3. BOA purchased initial 50% for $150 and remaining 50% for
                        $950MM
                     4. Based on $950 for 50%


MORGAN STANLEY DEAN WITTER

------------------    --------------------------------------------------------------------------------------------------------------
Project Reunion
                      --------------------------------------------------------------------------------------------------------------
                       Trading Comparison of Selected Asset Management Companies /(1)/

                      ==============================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Trading Comparison of Selected Asset Management Companies/(1)/
($MM, except per-share data)

                                                Current                         Est.         Price as a Multiple of    Agg. Value/
                                                                                             ----------------------  ---------------
                                        Market    Share  Price as a % of LTM   5 Yr.   Div.   2000E      2001E         LTM
                                                         -------------------
Company                           AUM    Value    Price    High       Low     Growth   Yld.   EPS/(2)/   EPS/(2)/   EBITDA/(2)/  AUM
------------------------------------------------------------------------------------------------------------------------------------
U.S. Mutual Funds
-----------------
------------------------------------------------------------------------------------------------------------------------------------
Franklin Resources           $233,400   $7,519   $30.68     71.1%   125.4%     15.2%   0.8%   13.2x      11.8x        9.0x      2.9%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price                 179,900    5,034    41.69     86.8    161.1      15.5    1.2    18.7       17.4         9.5       2.6
------------------------------------------------------------------------------------------------------------------------------------
AMVESCAP                      391,600   10,538    78.06     99.8    216.8      19.5    1.0    21.6       18.7        16.2       2.9
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance                    41,800    1,665    46.68     95.7    171.5      20.0    0.8    14.9       13.3         9.4       3.4
------------------------------------------------------------------------------------------------------------------------------------
Federated Investors           125,363    2,788    34.88     98.1    226.8      17.4    0.5    19.4       17.0        10.0       1.9
------------------------------------------------------------------------------------------------------------------------------------
John Nuveen Company            59,965    1,277    40.81     93.4    121.8      10.0    2.8    12.8       11.8         7.3       2.2
------------------------------------------------------------------------------------------------------------------------------------
Waddell & Reed                 41,480    2,638    32.13     90.2    238.7      15.3    1.1    20.1       17.8        14.3       6.7
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman               55,470    2,312    47.00     96.9    198.9      12.2    0.9    16.5       14.9         8.8       4.2
------------------------------------------------------------------------------------------------------------------------------------
                                          Mean              91.5%   182.7%     15.6%   1.1%   17.2x      15.3x       10.6x      3.3%
------------------------------------------------------------------------------------------------------------------------------------
                                        Median              94.5    185.3      15.4    0.9    17.6       16.0         9.5       2.9
------------------------------------------------------------------------------------------------------------------------------------
U.S. Institutional
------------------
------------------------------------------------------------------------------------------------------------------------------------
United Asset Management      $188,000   $1,161   $20.56     84.8%   149.5%     12.5%   3.9%   16.9x      16.1x        6.3x      1.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners    66,029      457    10.31     99.4    163.4       NA     3.1    12.0       10.3         6.4       1.1
------------------------------------------------------------------------------------------------------------------------------------
Affiliated Managers Group      91,600      964    43.44     85.2    197.4      23.0    0.0    17.2       14.1         6.0       1.3
------------------------------------------------------------------------------------------------------------------------------------
Blackrock                     172,600    2,084    32.63     90.6    261.0      16.3    0.0    25.3       21.6        14.2       1.2
------------------------------------------------------------------------------------------------------------------------------------
                                          Mean              90.0%   192.8%     17.3%   1.7%   17.8x      15.5x        8.2x      1.1%
------------------------------------------------------------------------------------------------------------------------------------
                                        Median              87.9    180.4      16.3    1.6    17.0       15.1         8.3       1.1
------------------------------------------------------------------------------------------------------------------------------------
Limited Partnerships
--------------------
------------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management  $394,200   $8,172   $47.38     94.0%   195.4%     21.0%   5.3%   15.5x      13.6x       15.1x      2.0%
------------------------------------------------------------------------------------------------------------------------------------
Nvest                         134,000      888    20.00     52.1    142.9       NA     9.2    11.8       10.1         6.3       0.8
------------------------------------------------------------------------------------------------------------------------------------
                                          Mean              73.1%   169.1%     21.0%   7.2%   13.6x      11.8x       10.7x      1.4%
------------------------------------------------------------------------------------------------------------------------------------
                                        Median              73.1    169.1      21.0    7.2    13.6       11.8        10.7       1.4
------------------------------------------------------------------------------------------------------------------------------------

Notes:

1. Market data as of 6/29/2000. Financial data from latest 10-K or 10-Q.
2. Based on I/B/E/S estimates as of 6/29/2000. Earnings estimates calendarized for fiscal year ending 12/31. Aggregate values calculated as market value plus debt less cash.

                                                                               6